EXHIBIT 10.14.2


                                 PROMISSORY NOTE



   $20,000.00
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                                            Greenville, South Carolina
                                            February 25, 2002



       FOR VALUE RECEIVED             RSI Holdings, Inc.
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             28 EAST COURT STREET, GREENVILLE, SOUTH CAROLINA 29601
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promises to pay                   Charles C. Mickel
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                P. O. Box 6847, Greenville, South Carolina 29601
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the sum of              Twenty Thousand Dollars and no/100 ($20,000.00)
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 bearing interest only    From     date of this note   at the rate of    7.00%
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to be computed and paid quarterly.   Any accrued  interest  and unpaid principal

shall be be paid in full on or before                February 25, 2007
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                                            RSI Holdings, Inc.



                                            By: /s/ Buck A. Mickel       2/25/02
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                                            Buck A. Mickel              Date
                                            President & Chief Executive Officer